As filed with the Securities and Exchange Commission on December 29, 2003

                                                           Registration No. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         |_| PRE-EFFECTIVE AMENDMENT NO.

                        |_| POST-EFFECTIVE AMENDMENT NO.

                              EXCELSIOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

               One Freedom Valley Drive, Oaks, Pennsylvania 19456
                    (Address of Principal Executive Offices)

                                 (800) 446-1012
                         (Registrant's Telephone Number)

                            Michael R. Rosella, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022
                            Phone No.: (212) 318-6800
                             Fax No.: (212) 319-4090
                     (Name and Address of Agent for Service)

                                 with copies to:

                              Alison E. Baur, Esq.
                         Charles Schwab & Company, Inc.
                              101 Montgomery Street
                                 SF120KNY-04-295
                         San Francisco, California 94104
                            Phone No.: (415) 636-3252
                             Fax No.: (415) 636-5236

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing shall become effective on January 28, 2004, pursuant to Rule 488 under the Securities Act of 1933, as amended.

     No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012

                                February 10, 2004

     Dear Shareholder:

     Excelsior Funds, Inc.'s Pan European Fund (the "Fund") will hold a special meeting of shareholders on April 7, 2004, at 8:30 a.m. (Eastern Time). At this meeting, shareholders of the Fund will be asked to vote on the proposed reorganization of the Fund into Excelsior Funds, Inc.'s International Fund.

     The purpose of the reorganization is to enable shareholders to invest in a larger fund with a similar investment strategy. The combined assets of the two funds would be larger than the assets of the Fund alone. This greater asset size would allow shareholders to take advantage of the possible benefits of future economies of scale and spreading fixed costs across a larger asset base. The combination of the Funds would also reduce the potential for increased costs and expenses that might have occurred because of the Fund's stagnant or diminishing assets. Further, the reorganization would be tax-free and would not dilute your investment.

     The Board of Directors recommends that you vote in favor of the proposed reorganization. We urge you to vote as soon as possible. Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by mail, by phone, by Internet or in person. A self-addressed, postage-paid envelope has been enclosed for your convenience.

     Thank you for your continued investment in the Excelsior Funds, Inc. and for your support in this matter.

                                            Sincerely,

                                            /s/ James L. Bailey
                                            ----------------------------------
                                            James L. Bailey
                                            President

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF THE PAN EUROPEAN FUND

                           To Be Held on April 7, 2004

     To the Shareholders of the Pan European Fund:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Meeting") of the Pan European Fund, an investment portfolio offered by Excelsior Funds, Inc. (the "Company"), will be held at the offices of U.S. Trust Company, N.A. located at 225 High Ridge Road, Stamford, Connecticut 06905, on April 7, 2004, at 8:30 a.m. (Eastern time). During the Meeting, the shareholders will vote on the following proposals:

ITEM 1. To approve or disapprove a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of the Company's Pan European Fund to the Company's International Fund, the amendment of the Company's Charter reclassifying all shares designated as Class R Common Stock of the Pan European Fund as shares of Class F Common Stock of the International Fund, and accomplishment of the reclassification by the issuance of such shares of the International Fund to shareholders of the Pan European Fund.

ITEM 2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

     The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix A to the Combined Proxy Statement/Prospectus is a copy of the Plan of Reorganization.

     Shareholders of record as of the close of business on January 15, 2004, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     Your Vote Is Important, Regardless Of The Number Of Shares That You Own. You Can Vote Easily And Quickly By Phone, By Mail, By Internet Or In Person. See The Enclosed Proxy Card For Instructions.

                                          By the Order of the Board of Directors
                                          ALISON E. BAUR
                                          Secretary
February 10, 2004

                                TABLE OF CONTENTS


SUMMARY.....................................................................   3

     Proposed Reorganization........ .......................................   3

     Reasons For Reorganization.............................................   3

     Federal Income Tax Consequences........................................   4

     Comparison of the Investment Objectives and Strategies of the Funds....   4

     Purchase and Redemption Procedures; Exchange Procedures; Dividends,
         Distributions and Pricing..........................................   4

     Risk Factors...........................................................   5

     Comparative Fee Table..................................................   7

INFORMATION RELATING TO THE PROPOSED REORGANIZATION.........................   8

     Description of the Plan of Reorganization..............................   9

     Board Consideration....................................................  10

     Capitalization.........................................................  11

     Federal Income Tax Consequences........................................  12

COMPARISON OF THE FUNDS.....................................................  13

     Investment Objectives and Strategies...................................  13

     Fundamental Investment Limitations.....................................  14

     Performance............................................................  16

INFORMATION RELATING TO VOTING MATTERS......................................  18

     General Information....................................................  18

     Solicitation of Proxies................................................  18

     Voting Process.........................................................  18

     Costs..................................................................  18

     Tabulation of Proxies, Quorum and Vote Required........................  18

     Adjournments and Other Business........................................  19

     Outstanding Shares and Significant Shareholders........................  19

ADDITIONAL INFORMATION......................................................  20

     Investment Advisers and Principal Underwriter..........................  20

     Other Service Providers................................................  21

     Annual Meetings........................................................  21

FINANCIAL STATEMENTS........................................................  22

APPENDIX A PLAN OF REORGANIZATION........................................... A-1

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012

                       COMBINED PROXY STATEMENT/PROSPECTUS
                             DATED FEBRUARY 10, 2004

     This Combined Proxy Statement/Prospectus ("Prospectus") is furnished in connection with the solicitation of proxies by the Board of Directors of Excelsior Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") of the Company's Pan European Fund to be held at 8:30 a.m. (Eastern time), on April 7, 2004, at the offices of U.S. Trust Company, N.A. located at 225 High Ridge Road, Stamford, Connecticut 06905, or any adjournment thereof. At the Meeting, shareholders of the Pan European Fund will be asked to consider and approve a proposed Plan of Reorganization dated as of November 14, 2003 ("Plan of Reorganization"), and the transactions contemplated thereby. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Pan European Fund and International Fund are each separate investment portfolios of the Company. Each of the Pan European Fund and the International Fund offers one class of shares.

     The proposed Plan of Reorganization provides that: (i) the Pan European Fund will transfer all of its assets and liabilities to the International Fund;
(ii) all shares designated as Class R Common Stock of the Pan European Fund will be reclassified as shares of Class F Common Stock of the International Fund; and
(iii) each holder of shares of the Pan European Fund will hold, immediately after the effective time of the reorganization, full and fractional shares of the International Fund with the same aggregate dollar value as the shareholder had in the Pan European Fund immediately before the transaction (the "Reorganization").

     This Prospectus sets forth the information that a shareholder of the Pan European Fund should know before voting on the Plan of Reorganization and should be retained for future reference. Please review the enclosed Prospectus, Annual Report and Semi-Annual Report for the International Fund. The following documents have been filed with the Securities and Exchange Commission ("SEC") and are also incorporated by reference into this Prospectus: the Prospectus for the Pan European and International Funds (collectively, the "Funds") dated July 29, 2003; the Statement of Additional Information dated July 29, 2003, relating to the Funds; the Annual Report to Shareholders of the Funds dated March 31, 2003; the Semi-Annual Report to Shareholders of the Funds dated September 30, 2003; and the Statement of Additional Information dated February 10, 2004, relating to this Prospectus.

     The Funds have previously sent their Annual Reports and Semi-Annual Reports to shareholders. For a free copy of any of the documents described above, you may call 1-800-446-1012 (or, from overseas, (617) 483-7297), or you may write to the Funds at the address listed on the cover of this Prospectus. You may also obtain many of these documents by accessing the Internet site for Excelsior Funds, Inc. at www.excelsiorfunds.com. In addition, these documents may be obtained from the EDGAR database on the SEC's Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

     This Prospectus constitutes the Pan European Fund's Proxy Statement for the Meeting, and the Prospectus for the shares of the International Fund that have been registered with the SEC and are to be issued in connection with the Reorganization.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE INTERNATIONAL FUND OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     The following is a summary of certain key features of the proposed Plan of Reorganization and of the information contained in this Prospectus. Please review the full Prospectus prior to casting your vote.

     Proposed Reorganization. The Company's Board of Directors is recommending that the International Fund acquire the assets and liabilities of the Pan European Fund. Subject to shareholder approval, the International Fund will acquire all of the assets and liabilities of the Pan European Fund and the Company's Charter will be amended to reclassify all shares designated as Class R Common Stock of the Pan European Fund as shares of Class F Common Stock of the International Fund. As a result, each shareholder of the Pan European Fund will become a shareholder of the International Fund and will hold, immediately after the time the Reorganization becomes effective (the "Effective Time"), the same aggregate dollar value of shares of the International Fund as the shareholder held in the Pan European Fund immediately before the Effective Time.

     For further information, see "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Description of the Plan of Reorganization."

     Reasons For Reorganization. The primary reason for the Reorganization is to create a larger, more efficient fund. The Company's Board of Directors recognized that the Pan European Fund was unlikely to become economically viable. In connection with its approval of the Plan of Reorganization, the Company's Board of Directors considered, among other things:

     (1) That the investment objectives and strategies of the Pan European Fund were generally similar to those of the International Fund;

     (2) That the Pan European Fund would potentially experience increased costs and expenses if assets continue at the same level or decline.

     (3) That the greater aggregate assets upon consummation of the Reorganization of the Pan European Fund into the International Fund would allow the International Fund to take advantage of the possible benefits of a larger asset base, including future economies of scale and spreading fixed costs across a larger asset base;

     (4) The relative performance of the Funds;

     (5) The gross and net annual operating expenses of the Funds;

     (6) That the Reorganization would be tax-free for shareholders of the Pan European Fund who choose to remain shareholders of the International Fund; and

     (7) That the interests of the Funds' shareholders would not be diluted as a result of the Reorganization.

     After consideration of the reasons for the proposed Plan of Reorganization, the Board of Directors has authorized the Plan of Reorganization and recommended approval of the Plan of

Reorganization by the shareholders of the Pan European Fund. Please review "INFORMATION RELATING TO THE PROPOSED PLAN OF REORGANIZATION--Board Consideration" for more information regarding the factors considered by the Company's Board of Directors.

     Federal Income Tax Consequences. Assuming the transaction qualifies as a tax-free reorganization under the federal tax law, as is intended, consummation of the Reorganization will not be a taxable event for federal income tax purposes for the Pan European Fund, the International Fund or their respective shareholders. See "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Federal Income Tax Consequences."

     Comparison of the Investment Objectives and Strategies of the Funds. The investment objective of the International Fund is to seek total return on its assets through capital appreciation and income. The investment objective of the Pan European Fund is to seek long-term capital appreciation. Under normal circumstances, the International Fund invests at least 65% of its net assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in Western Europe and the more developed nations in the Pacific Basin and Latin America. The International Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. The Pan European Fund, under normal circumstances, invests at least 80% of its net assets in equity securities of companies located in the more developed countries of Europe. The companies in which the Pan European Fund invests tend to be larger, more established companies. The Pan European Fund may invest to a lesser extent in less developed countries to capitalize on opportunities in the emerging markets of Eastern Europe.

     In managing the Funds, United States Trust Company of New York ("USTNY") and U.S. Trust Company, N.A. ("USTNA"), the Company's joint investment advisers (collectively, "U.S. Trust"), select investments by applying a bottom-up investment approach designed to identify companies that U.S. Trust expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products whose value is not recognized in the price of their securities.

     In applying these strategies to the International Fund, U.S. Trust continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. With respect to the Pan European Fund, U.S. Trust analyzes companies in the European markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. As a result, the International Fund has a relatively smaller portion of its assets invested in companies located in Europe than the Pan European Fund.

     In managing both Funds, U.S. Trust generally does not attempt to hedge the effects of currency value fluctuations on the Funds' investments on an on-going basis and does not attempt to invest a specific percentage of its assets in a given country or industry. For further information, see "COMPARISON OF THE FUNDS--Investment Objectives and Strategies."

     Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing. The procedures for purchasing, redeeming and exchanging shares of the Pan European Fund are the same as those of the International Fund. Additionally, dividends from net investment income are declared and paid at least semi-annually for both Funds, and net realized gains (if any) for these Funds are also distributed at least annually. The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange. The procedures for valuing the assets of the Pan European Fund are the same as for those of the International Fund.

     Risk Factors. The principal risks of the two Funds are substantially similar with the exception that the International Fund is subject to less concentration risk than the Pan European Fund. The Pan European Fund invests primarily in securities of issuers located in one geographic region -- Europe. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Pan European Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Pan European Fund's focus on Europe also increases its potential share price volatility.

     European countries have, at times, experienced economic difficulties, including recession, currency fluctuations, and armed conflicts. In addition, the emerging economies of Eastern Europe have experienced political and economic difficulties related to their efforts to transition to free-market economies. As a result, securities markets in Europe, particularly those in Eastern Europe, have experienced price volatility.

     All of the principal risks applicable to both of the Funds are described in the table below.

Risks Applicable to both Funds
--------------------------------------------------------------------------------
Equity Risk                   Since they purchase equity securities, the Funds
                              are subject to the risk that stock prices will fall over short or extended periods of time.
                              Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate substantially from day to day.
                              Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

                              Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track price movement of equity indices. Investments in these securities in general are subject to market risks that may

--------------------------------------------------------------------------------
                              cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Foreign Security Risks        Investing in foreign countries poses additional
                              risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

                              Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Markets Risk         These various risks will be even greater for
                              investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

                              Emerging market countries are countries that the World Bank or United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk                 Investments in foreign securities denominated in
                              foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; and (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

     Comparative Fee Table. The following table sets forth: (i) the fees and expenses of shares of the Pan European Fund as of July 29, 2003; (ii) the fees and expenses of shares of the International Fund as of July 29, 2003; and (iii) the estimated fees and expenses of the shares of the International Fund on a pro forma basis after giving effect to the proposed Reorganization.



                              COMPARATIVE FEE TABLE


                                                                                    PRO FORMA
                                                   PAN                               COMBINED
                                                 EUROPEAN      INTERNATIONAL       INTERNATIONAL
                                                   FUND            FUND               FUND



SHAREHOLDER FEES
(paid directly from your investment)
Redemption Fees (as a percentage of amount
redeemed, if applicable)(1)....................... 2.00%           2.00%               2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees................................... 1.00%           1.00%               1.00%
Other Expenses.................................... 0.48%           0.54%               0.52%
Total Annual Fund Operating Expenses.............. 1.48%           1.54%               1.52%
Fee Waivers and Expense Reimbursements............  --             (0.04)%(3)         (0.02)%(3)
                                                   -----           ---------          ---------


Net Annual Fund Operating Expenses..............   1.48%(2)        1.50%(3)            1.50%(3)
                                                   -------         -------             -------


--------------------------
(1) This redemption fee is charged only if investors in the Funds sell their shares within 30 days of the date of purchase.
(2) U.S. Trust has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, U.S. Trust has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.37%. These fee waivers are voluntary and may be terminated at any time.
(3) The expense information in the table reflects fee waivers and expense reimbursements currently in effect. U.S. Trust has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. The fee waiver and expense reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, U.S. Trust has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.37%. These fee waivers are voluntary and may be terminated at any time.

     Example: This Example is intended to help you compare the cost of investing in the Pan European Fund and the International Fund currently with the cost of investing in the International Fund on a pro forma combined basis, and also allows you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the period. In addition, the Example assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.


                                                           1 Year   3 Years   5 Years   10 Years
PAN EUROPEAN FUND....................................       151       468       808      1,768
INTERNATIONAL FUND...................................       153       483       836      1,831
PRO FORMA COMBINED INTERNATIONAL FUND................       153       478       827      1,811


               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

     The terms and conditions of the Reorganization are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is attached as Appendix A to this Prospectus.

     Description of the Plan of Reorganization. The Plan of Reorganization provides that prior to the Effective Time, the Company will execute and file with the Maryland State Department of Assessments and Taxation Articles of Amendment to the Company's Charter (the form of which is attached hereto as part of Appendix A). These Articles of Amendment will reclassify all shares designated as Class R Common Stock of the Pan European Fund ("Pan

European Fund Shares") as shares of Class F Common Stock of the International Fund ("International Fund Shares") as of the Effective Time.

     At the Effective Time, all of the assets and liabilities of the Pan European Fund will be transferred to the International Fund, such that at and after the Effective Time, the assets and liabilities of the Pan European Fund will become the assets and liabilities of the International Fund. In exchange for the transfer of assets and liabilities, the Company will reclassify all authorized and classified Pan European Fund Shares as International Fund Shares. The Pan European Fund Shares that are reclassified as International Fund Shares will have an aggregate net asset value equal to the aggregate net asset value of the Pan European Fund Shares that are outstanding immediately prior to the Effective Time. At and after the Effective Time, all debts, liabilities and obligations of the Pan European Fund will attach to the International Fund and may thereafter be enforced against the International Fund to the same extent as if they had been incurred by it.

     The Plan of Reorganization provides that the Board of Directors of the Company will declare a dividend or dividends with respect to the Pan European Fund prior to the Effective Time. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Pan European Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Effective Time. The shareholders of the Pan European Fund will recognize ordinary income with respect to this distribution.

     The stock transfer books of the Company for the Pan European Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time. Redemption requests received thereafter by the Company with respect to the Pan European Fund will be deemed to be redemption requests for the International Fund. If any Pan European Fund Shares held by a Pan European Fund shareholder are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the International Fund Shares issued to the shareholder in the Reorganization will be redeemed.

     The Reorganization is subject to a number of conditions. These conditions include:

     (1) The approval of the Plan of Reorganization and the transactions contemplated therein by the shareholders of the Pan European Fund; and

     (2) The receipt of a legal opinion of Paul, Hastings, Janofsky & Walker LLP, as described in the Plan of Reorganization, that the International Fund Shares issued to shareholders of the Pan European Fund in accordance with the terms of the Plan of Reorganization will be validly issued, fully paid and non-assessable.

     (3) The receipt of a legal opinion of Paul, Hastings, Janofsky & Walker LLP, relating to tax matters as discussed below under "Federal Income Tax Consequemces."

     The Company, by consent of its Board of Directors, may waive any condition to the obligations of the Pan European Fund or International Fund under the Plan of Reorganization if, in its judgment, the waiver will not have a material adverse affect on the interests of the shareholders of the Funds.

     The expenses incurred in connection with the Reorganization will be borne by U.S. Trust. U.S. Trust estimates that these expenses will be $_______.

     Assuming satisfaction of the conditions in the Plan of Reorganization, the Effective Time will be on or about April 12, 2004, or such other date as is scheduled by the Company.

     The Plan of Reorganization and the Reorganization may be abandoned at any time for any reason prior to the Effective Time by the vote of a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act. The Plan of Reorganization provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Plan of Reorganization by the shareholders of the Pan European Fund, the Company may, upon authorization by the Board of Directors of the Company, and with or without the approval of the shareholders, amend any of the provisions of the Plan of Reorganization.

     Board Consideration. The Board of Directors of the Company considered the proposed Reorganization at a meeting held on November 14, 2003 and recommended the approval of a Plan of Reorganization to the shareholders of the Pan European Fund at the meeting. Subsequent to the meeting, the Board of Directors also reviewed supplementary materials relating to the Plan of Reorganization and ratified the approval of the Plan of Reorganization on December 22, 2003. In evaluating and approving the Plan of Reorganization, the Company's Board of Directors considered:

     (1) That the terms of the Plan of Reorganization were fair to shareholders of the Funds;

     (2) That the Reorganization would reduce the possibility of an increase in the Pan European Fund's costs and expenses if its assets continued at the same level or declined and generally provide the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base;

     (3) That there would be no substantial changes to the Funds' current investment objectives and policies that would result from the Reorganization;

     (4) That the restrictions and policies of the Funds are substantially similar and the Pan European Fund's investments are a subset of the International Fund's investments;

     (5) That the Funds have one portfolio manager in common;

     (6) The relative performance of the Funds over the one - and five - year periods;

     (7) The gross and net annual operating expenses of the Funds;

     (8) That U.S. Trust had recommended the proposed Reorganization;

     (9) That any fees or expenses related to the proposed Reorganization will be borne by U.S. Trust;

     (10) That the proposed Reorganization would be conducted on a tax-free basis; and

     (11) That the interests of the Funds' shareholders would not be diluted as a result of the Reorganization.

     Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Company's Directors, including all of the Directors who are not interested persons as defined in the 1940 Act, unanimously determined that:

     (1) The proposed Reorganization was in the best interests of the Pan European Fund and the International Fund;

     (2) The interests of existing shareholders of the Funds would not be diluted as a result of the transaction; and

     (3) The proposed Reorganization would not have a material adverse affect on the Funds' shareholders.

     As a result, the Board recommended the approval of the Plan of Reorganization by shareholders of the Pan European Fund at a meeting held on November 14, 2003, subject to their review and receipt of certain supplementary materials. The Plan of Reorganization in the form attached hereto as Appendix A was also approved by the Board of Directors at a meeting held on November 14, 2003. In addition, the Board of Directors ratified the approval of the Plan of Reorganization on December 22, 2003.

     Capitalization. Because the Pan European Fund will be combined with the International Fund in the Reorganization, the total capitalization of the International Fund after the Reorganization is expected to be greater than the current capitalization of the Pan European Fund. The following table sets forth as of September 30, 2003:

     (1) The capitalization of the Pan European Fund;

     (2) The capitalization of the International Fund; and

     (3) The pro forma capitalization of the International Fund as adjusted to give effect to the proposed Reorganization of the Pan European Fund.





                                                                                   PRO FORMA
                                                  PAN                              COMBINED
                                               EUROPEAN       INTERNATIONAL      INTERNATIONAL
                                                 FUND             FUND               FUND


Total Net Assets............................  $20,826,062     $103,380,787       $124,206,849
Shares Outstanding............................  2,953,728       11,348,647         13,634,832
Net Asset Value Per Share ......................    $7.05            $9.11              $9.11



     There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of each Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Funds.

     If the Plan of Reorganization is approved by shareholders, U.S. Trust reserves the right to sell portfolio securities and/or purchase other securities for the Pan European Fund, to the extent necessary so that the asset composition of the Pan European Fund is consistent with the investment policies and restrictions of the International Fund. To the extent the Pan European Fund sells securities at a gain, current shareholders may receive a capital gain dividend.

Transaction costs associated with any such purchases and sales would be borne by U.S. Trust. However, U.S. Trust does not intend to engage in such transactions with respect to the Pan European Fund. In addition, U.S. Trust does not intend to realign the International Fund's portfolio after the Reorganization.

     Federal Income Tax Consequences. Consummation of the transaction is subject to the condition that the Company receive an opinion from Paul, Hastings, Janofsky & Walker LLP, subject to appropriate factual assumptions, to the effect that for federal income tax purposes:

     (1) The transfer of all of the assets and liabilities of the Pan European Fund to the International Fund in exchange for International Fund Shares and the distribution to shareholders of the Pan European Fund of International Fund Shares so received, as described in the Plan of Reorganization, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) or
Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Pan European Fund and the International Fund each will be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by the Pan European Fund as a result of such transactions (Sections 361(a) and 357(a) of the Code);

     (3) No gain or loss will be recognized by the International Fund as a result of such transactions (Section 1032(a) of the Code);

     (4) No gain or loss will be recognized by the shareholders of the Pan European Fund on the distribution to them by the Company of International Fund Shares in exchange for their Pan European Fund Shares (Section 354(a) of the
Code);

     (5) The tax basis of the International Fund Shares received by a shareholder of Pan European Fund Shares will be the same as the tax basis of the shareholder's Pan European Fund Shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

     (6) The tax basis of the International Fund in the assets and liabilities of the Pan European Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Pan European Fund immediately before the Reorganization (Section 362(b) of the Code);

     (7) A shareholder's holding period for the shares will be determined by including the period for which the shareholder held Pan European Fund Shares exchanged therefor, provided that the shareholder held such Pan European Fund Shares as capital assets; and

     (8) The International Fund's holding period with respect to the assets and liabilities of the Pan European Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Pan European Fund (Section 1223(2) of the Code).

     The Pan European Fund will have non-qualifying income in an amount equal to its reorganization expenses paid by U.S. Trust. The Pan European Fund does not expect such non-qualifying income to prevent it from qualifying as a regulated investment company.

     Under Section 382 of the Code, if the net asset value of the Pan European Fund is less than the net asset value of the International Fund immediately before the Effective Time, then future utilization of the capital loss carryforwards of the Pan European Fund will be limited to an annual amount equal to the Fund's net asset value immediately before the Effective Time multiplied by the "long-term tax exempt rate" at that time. The long-term tax exempt rate is a rate published by the IRS based on average market rates on long-term tax exempt bonds; for December 2003, for example, the rate was 4.74%. Thus, if, for example, at the Effective Time the net asset value of the Pan European Fund was $20,826,062 (which is the amount it was on September 30, 2003), and the then long-term tax exempt rate was 4.74%, that amount of the Pan European Fund's capital loss carryforwards that may be utilized each year following the Reorganization will be approximately $987,155 ($20,826,062 x 4.74%). As a result, because the capital loss carryforwards may be used only over the eight taxable years succeeding the year of the loss, and the Reorganization may result in a short taxable year, a significant portion of the Pan European Fund capital loss carryforwards will not be utilized. The same limitation will also apply to unrealized losses of the Pan European Fund as of the Effective Time, if any, to the extent those losses are realized within five years thereafter.

     The Company has not sought a tax ruling on the tax consequences of the Reorganization from the Internal Revenue Service ("IRS"). The tax opinion described in the first paragraph of this section will not be binding on the IRS and will not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

                             COMPARISON OF THE FUNDS

     Investment Objectives and Strategies. The Funds' principal investment objectives are similar. The International Fund seeks total return on its assets through capital appreciation and income and the Pan European Fund seeks long term capital appreciation. The Funds' principal investment strategies are also substantially similar except that the Pan European Fund invests primarily in companies located in Europe, and these companies tend to be larger, more established companies. The following table compares the investment objectives and principal investment strategies of the International Fund and the Pan European Fund.

INTERNATIONAL FUND                     PAN EUROPEAN FUND
(the Surviving Fund)

Investment Objective:                  Investment Objective:

The International Fund seeks total     The Fund seeks long-term capital
return on its assets through capital   appreciation.
appreciation and income.

Principal Investment Strategies:       Principal Investment Strategies:

Under normal circumstances, the Fund   Under normal circumstances, the Fund
invests at least 65% of its net        invests at least 80% of its net assets in
assets in equity securities of         equity securities of companies located in
companies located in developed         the more developed countries of Europe.
foreign markets which include most
nations in western Europe and the
more developed nations in the
Pacific Basin and Latin America.

U.S. Trust selects investments for     U.S. Trust selects investments for the
the Fund by applying a bottom-up       Fund by applying a bottom-up investment
investment approach designed to        approach designed to identify companies
identify companies that it expects     that its expects to experience
to experience sustainable earnings     sustainable earnings growth and to
growth and to benefit from global or   benefit from global or regional economic
regional economic trends or promising  trends or promising technologies or
technologies or products and whose     products and whose value is not
value is not recognized in the prices  recognized in the prices of their
of their securities.                   securities.

U.S. Trust continuously analyzes       U.S. Trust continuously analyzes
companies in a broad range of foreign  companies in the European markets, giving
markets, giving particular emphasis    particular emphasis to each company's
to each company's scope of             scope of operations and economic ties to
operations and economic ties to one    one or more specific countries.
or more specific countries.

The Fund does not attempt to invest    The Fund does not attempt to invest a
a specific percentage of its assets    specific percentage of its assets in a
in a given country, region or          given country or industry.
industry.

U.S. Trust generally does not          U.S. Trust generally does not attempt to
attempt to hedge the effects of        hedge the effects of currency value
currency value fluctuations on         fluctuations on the Fund's investments on
the Fund's investments on an           an on-going basis.
on-going basis.

     Fundamental Investment Limitations. Each Fund has in place certain fundamental investment limitations that cannot be changed without the approval of a majority of that Fund's outstanding voting securities (as defined in the 1940 Act). The following investment limitations are fundamental with respect to both Funds. The Funds may not:

     1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

     2. Purchase or sell real estate, except that the Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

     3. Issue any senior securities, except insofar as any borrowing in accordance with the Funds' investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

     4. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

     5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) with respect to the International Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (b) with respect to the Pan European Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

     6. Make loans, except that (i) the Funds may purchase or hold debt securities in accordance with their investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) each of the Funds may lend portfolio securities in an amount not exceeding 30% of their total assets;

     7. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes). The Funds will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

     8. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit each Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) each Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.

     The following additional investment limitations are fundamental with respect to the International Fund only. The International Fund may not:

     1. Purchase securities on margin, make short sales of securities, or maintain a short position;

     2. Invest in companies for the purpose of exercising management or control;

     3. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

     4. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Fund may enter into forward currency contracts in accordance with its investment objective and policies;

     5. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

     6. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

     Performance. The bar charts and performance table below illustrate the risks and volatility of an investment in the Funds. Of course, past performance (before and after taxes) is not an indication of future results.

     The bar charts show the changes in the Funds' performance from year to year.




                                          International Fund
   1993       1994       1995       1996      1997     1998     1999      2000       2001      2002
   ----       ----       ----       ----      ----     ----     ----      ----       ----      ----
  36.54%    (2.00)%     7.27%       7.28%     9.25%    7.89%   56.24%   (23.92)%   (27.43)%  (21.78)%

Best Quarter            38.76%    (12/31/99)
Worst Quarter          (20.55)%   (9/30/02)



                                          Pan European Fund
   1993       1994      1995        1996      1997      1998     1999      2000      2001      2002
   ----       ----       ----       ----      ----     ----     ----      ----       ----      ----
  17.26%     0.04%     14.90%      21.64%    24.29%    11.78%   24.68%   (9.20)%   (27.27)%  (23.31)%

Best Quarter           29.11%    (12/31/99)
Worst Quarter         (27.24)%   (9/30/02)


     The International Fund's performance for the nine-month period ending September 30, 2003, was 20.82%.

     The Pan European Fund's performance for the nine-month period ending September 30, 2003, was 15.88%.

     The following tables compare each Fund's average annual total returns for the periods ended December 31, 2002, to those of an appropriate broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                               International Fund
                                                       1 Year         5 Years        10 Years
                                                       ------         -------        --------

Return Before Taxes..............................        (21.78)%         (6.15)%         2.05%
Return After Taxes on Distributions..............        (21.85)%         (6.60)%         1.38%
Return After Taxes on Distributions and Sales of
Fund Shares......................................        (13.33)%         (4.63)%         1.66%
MSCI EAFE Index (reflects no deduction for fees,
expenses, or taxes)*.............................        (15.94)%         (2.89)%         4.01%
MSCI ACWI Free ex U.S. Index (reflects no
deduction for fees, expenses, or taxes)**........        (14.67)%         (2.66)%         4.17%


-------------
* The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a same of companies from 21 countries representing the developed stock markets outside North America.

** The MSCI ACWI Free ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.




                                Pan European Fund


                                                     1 Year           5 Years        10 Years
                                                     ------           -------        --------

Return Before Taxes..............................     (23.31)%          (6.73)%           3.70%

Return After Taxes on Distributions..............     (23.42)%          (7.90)%           2.45%

Return After Taxes on Distributions
and Sale of Fund Shares..........................     (14.29)%          (4.73)%           3.15%

MSCI Europe Index (reflects no deduction
for fees, expenses, or taxes)*                        (18.38)%          (2.26)%           7.96%


--------------

* MSCI Europe Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries.

                     INFORMATION RELATING TO VOTING MATTERS

     General Information. The Board of Directors of Excelsior Funds, Inc. is soliciting proxies from the shareholders of the Pan European Fund in connection with the Meeting, which will be held at 8:30 a.m. Eastern Time on April 7, 2004, at the offices of U.S. Trust Company. N.A. located at 225 High Ridge Road, Stamford, Connecticut 06905. The Meeting notice, this Prospectus and enclosures and the Prospectus, Annual and Semi-Annual Report to Shareholders of the International Fund are being mailed to shareholders beginning on or about February 10, 2004.

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Company or by employees or agents of its service providers. In addition, Automatic Data Processing, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $_____________, which will be paid by U.S. Trust.

     Voting Process. You may vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or Internet (see enclosed proxy card for instructions); or

     (c) In person at the Meeting.

     Shareholders who owned shares on the record date, January 15, 2004, are entitled to vote at the Meeting. For each full Pan European Fund Share that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

     Costs. The costs of the Meeting, including the costs of soliciting proxies, and the costs of the Reorganization will be borne by U.S. Trust. U.S. Trust estimates that these costs will not exceed $____________.

     Tabulation of Proxies, Quorum and Vote Required. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Reorganization. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of the Company, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Company at the Meeting. A quorum is constituted with respect to the Pan European Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Pan European Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote, but will not be counted as voting in favor of the Reorganization. Consequently, because these shares are issued and outstanding, these shares will have the same effect as if they cast votes against the Reorganization. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     The vote of the holders of at least a majority of the outstanding shares of the Pan European Fund entitled to vote at the Meeting is required for the approval of the Plan of Reorganization. If the shareholders do not approve the Plan of Reorganization, the Reorganization will not be effected and the Board of Directors will consider possible alternatives, including the liquidation of the Pan European Fund.

     Adjournments and Other Business. In the event that a quorum is not present at the Meeting with respect to the Pan European Fund, or if the Pan European Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies (the "Designees"), or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Pan European Fund that are present in person or by proxy when the adjournment is voted on. The Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Reorganization, and the Designees will vote against any such adjournment any proxy that directs them to vote against the Reorganization.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Company intends to present or knows that others will present is the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their best judgment, unless the Secretary of the Company has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Outstanding Shares and Significant Shareholders. Only the shareholders of record of the Pan European Fund at the close of business on January 15, 2004 (the "Record Date"), will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Pan European Fund was: [amount].

     At the Record Date for the Meeting, U.S. Trust and its affiliates held of record approximately _____% and _____% of the outstanding Pan European Fund Shares and International Fund Shares, respectively, as agent or custodian for their customers. U.S. Trust and its subsidiaries have advised the Company that they intend to vote Pan European Fund Shares over which they have voting discretion in the same proportion as the vote of all other shareholders of the Fund.

     [As of the Record Date, the directors and officers of the Company as a group owned beneficially less than 1% of each of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.]

     As of the Record Date, the following shareholders of record owned 5% of more of a outstanding shares of a Fund.

                                                   Number of      Percentage of
                                                  Outstanding      Outstanding
Name and Address                     Fund         Shares Owned     Shares Owned
------------------------------- -------------- ------------------ --------------







     [The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the Act, absent a determination to the contrary by the SEC. A person who controls the Funds could have effective control over the outcome of matters submitted to a vote of shareholders of the Funds. Based on the information provided above, as of the Record Date, the following person owned a controlling interest in the Funds:


                                                             Percentage of
                                        Number of            Outstanding
Name and Address           Fund         Outstanding Shares   Shares Owned
----------------           ----         ------------------   ------------



     Based on the information provided above, as of the Record Date, no person owned a controlling interest in the Funds.]

                             ADDITIONAL INFORMATION

     Investment Advisers and Principal Underwriter. USTNY, which is located at 114 West 47th Street, New York, New York 10036, and USTNA, which is located at 225 High Ridge Road, Stamford, Connecticut 06905, acting through their respective investment advisory divisions, U.S. Trust New York, Asset Management Division, and U.S. Trust Company, N.A., Asset Management Division, serve as joint investment advisers for the Pan European Fund and the International Fund and are entitled to receive advisory fees from them, computed daily and paid monthly, at the annual rate of 1.00%. U.S. Trust manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales. As of September 30, 2003, U.S. Trust managed over $______ billion in assets. During the fiscal year ended March 31, 2003, the Pan European

Fund and International Fund paid advisory fees, after waivers, at annual rates of 0.93% and 0.87%, respectively, of average net assets.

     USTNY and USTNA are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries.

     Edgewood Services, Inc., which is located at 5800 Corporate Drive, Pittsburgh, PA 15237, is the principal underwriter for the shares of each Fund. Edgewood Services, Inc. is a wholly-owned subsidiary of Federated Investors, Inc.

     Other Service Providers. The following are the Pan European and International Funds' other service providers.

Administrators:            U.S. Trust Company, N.A.
                           225 High Ridge Road
                           Stamford, CT 06905

                           SEI Investments Global Funds Services
                           One Freedom Valley Road
                           Oaks, PA 19456

                           Federated Services Company
                           Federated Investors Tower
                           1001 Liberty Avenue
                           Pittsburgh, PA 15222

Transfer Agent:            Boston Financial Data Services, Inc.
                           P.O. Box 8529
                           Boston, MA 02266-8529

Custodian:                 The J.P. Morgan Chase Bank
                           Mutual Funds Service Division
                           3 Chase MetroTech Center
                           Brooklyn, NY 11245

     Annual Meetings. The Company does not intend to hold annual meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

                              FINANCIAL STATEMENTS

     The audited financial statements for the fiscal year ended March 31, 2003, for the Funds, contained in the Funds' annual report to shareholders, have been audited by Ernst & Young LLP, independent auditors ("E&Y"), as stated in their report, which is incorporated herein by reference. The audited financial statements for the six months ended September 30, 2003, for the Funds, contained in the Funds' semi-annual report to shareholders, have been audited by E&Y, as stated in their report, which is also incorporated herein by reference.

                                   APPENDIX A

                             PLAN OF REORGANIZATION

     This PLAN OF REORGANIZATION (the "Plan") is dated as of the November 14, 2003, and has been adopted by the Board of Directors of Excelsior Funds, Inc. (the "Company") to provide for the reorganization of its Pan European Fund (the "Transferor Fund") into its International Fund (the "Surviving Fund").

A. BACKGROUND

     The Transferor Fund and the Surviving Fund (individually, a "Fund" and collectively, the "Funds") are separate investment portfolios of the Company. The Company is organized as a Maryland corporation and is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Company has determined that it is in the best interests of the Transferor Fund and its shareholders to be reorganized through the transfer of all of the Transferor Fund's assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the "Reorganization").

B. THE REORGANIZATION

     1. Prior to the Effective Time (as defined below in Section 6 of this Article B), the Company will execute and file Articles of Amendment to the Company's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Effective Time, reclassify all of the Company's issued and outstanding shares designated as Class R Common Stock representing interests in the Transferor Fund as shares of equal aggregate value of the Company's Class F Common Stock representing interests in the Surviving Fund.

     2. At the Effective Time, all property of every description, and all interests, rights, privileges and powers of the Transferor Fund, subject to all liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time, the Assets of the Transferor Fund will become and be the Assets of the Surviving Fund. In exchange for the transfer of assets and liabilities, the Company will reclassify all of the authorized and classified shares designated as Class R Common Stock of the Transferor Fund as shares of the Surviving Fund. The outstanding Transferor Fund shares that are reclassified as shares of the Surviving Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Transferor Fund that are outstanding immediately prior to the Effective Time. For purposes of effecting such exchange, the value of the Assets of the Transferor Fund and the net asset value of the shares of the Surviving Fund shall be determined as of 4:00 p.m., Eastern time, on April 9, 2004, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company. Such values shall be computed in the manner set forth in the Funds' then current prospectus under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. At and after the Effective

Time, all debts, liabilities, obligations and duties of the Transferor Fund will attach to the Surviving Fund as described above and may thereafter be enforced against the Surviving Fund to the same extent as if the same had been incurred by the Surviving Fund.

     3. Prior to the Effective Time, the Transferor Fund shall declare a dividend, with a record date and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Transferor Fund's investment company taxable income, if any, for the taxable periods or years ended on or before March 31, 2003, and for the subsequent period up to and including the Effective Time, and all of the Transferor Fund's net capital gain, if any, recognized in the taxable periods or years ended on or before March 31, 2003, and in the subsequent period up to and including the Effective Time.

     4. At the Effective Time, the Company will liquidate the Transferor Fund and reclassify full and fractional shares designated as Class R Common Stock of the Transferor Fund as shares of Class F Common Stock of the Surviving Fund, such that the reclassified share will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Transferor Fund held by such shareholder immediately prior to the Effective Time. In addition, each shareholder of the Transferor Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time with respect to the shares of the Transferor Fund held by such shareholder immediately prior to the Effective Time.

     5. The stock transfer books of the Company with respect to the Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time. Redemption requests received thereafter by the Company with respect to the Transferor Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to this Plan. If any shares of the Transferor Fund are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

     6. The Effective Time for purposes of this Plan shall be the opening of business on April 12, 2004, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company.

C. ACTIONS BY SHAREHOLDERS OF THE TRANSFEROR FUND

     Prior to the Effective Time and as a condition of the reorganization, the Board of Directors of the Company will call, and the Company will hold, a meeting of the shareholders of the Transferor Fund to consider and vote upon:

     1. Approval of this Plan and the transactions contemplated hereby.

     2. Such other matters as may be determined by the Board of Directors of the Company.

D.   CONDITIONS TO THE REORGANIZATION

     Consummation of this Plan will be subject to:

     1. The approval of the matters referred to in Article C of this Plan by the shareholders of the Transferor Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Company; and

     2. The following additional conditions:

        a. The Company will have received an opinion of Paul, Hastings, Janofsky & Walker LLP to the effect that:

        (i) the shares of the Surviving Fund to be issued pursuant to this Plan will, when issued in accordance with this Plan, and pursuant to the Articles of Amendment, be validly issued, fully paid and non-assessable; and

        (ii) for federal income tax purposes: (A) the acquisition of the assets and assumption of the liabilities of the Transferor Fund by the Surviving Fund in return for shares of Class F Common Stock of the Surviving Fund followed by the distribution of such shares to the shareholders of the Transferor Fund will constitute a "reorganization" within the meaning of
     Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Code and the Surviving Fund and the Transferor Fund will be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (B) no gain or loss will be recognized by the Transferor Fund upon the transfer of its assets and liabilities to the Surviving Fund; (C) no gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Transferor Fund in exchange for shares of Class F Common Stock of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Transferor Fund; (D) no gain or loss will be recognized by the shareholders of the Transferor Fund upon the receipt of the shares of Class F Common Stock of the Surviving Fund in exchange for their shares designated as Class R Common Stock of the Transferor Fund; (E) the tax basis of the shares of Class F Common Stock of the Surviving Fund received by the shareholders of the Transferor Fund will be the same as the tax basis of the shares designated as Class R Common Stock of the Transferor Fund exchanged therefor; (F) the tax basis of the assets of the Transferor Fund in the hands of the Surviving Fund will be the same as the tax basis of such assets in the hands of the Transferor Fund immediately prior to the transfer; (G) the holding period of the shares of Class F Common Stock of the Surviving Fund received by the shareholders of the Transferor Fund will include the holding period of the shares designated as Class R Common Stock of the Transferor Fund exchanged therefor, provided that at the time of the exchange the shares of the Transferor Fund were held as capital assets; and
     (H) the holding period of the Surviving Fund for the assets of the Transferor Fund transferred to it will include the period during which such assets were held by the Transferor Fund.

     b. All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.   MISCELLANEOUS

     1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

     2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Effective Time upon the vote of a majority of the Board of Directors of the Company, including a majority of its Directors who are not "interested persons" as defined in the 1940 Act.

     3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Transferor Fund, the Company may, by authorization by the Board of Directors and with or without the approval of shareholders of the Transferor Fund, amend any of the provisions of this Plan.

     4. The expenses incurred in connection with the Reorganization will be borne by U.S. Trust.

     5. The Company, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Transferor Fund or the Surviving Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Fund or the shareholders of the Surviving Fund.

                                     ANNEX I

                              EXCELSIOR FUNDS, INC.
                              ARTICLES OF AMENDMENT

     EXCELSIOR FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland (the "Company"), certifies that:

     FIRST: The Charter of the Company is amended by (i) reclassifying all of the shares designated as the Company's Class R Common Stock as shares of the Company Class F Common Stock and (ii) increasing the aggregate number of authorized shares of the Company Class F Common Stock by 500,000,000.

     SECOND: Upon effectiveness of these Articles of Amendment:

     (a) All of the assets and liabilities belonging to the Company's Class R Common Stock shall be conveyed, transferred and delivered to the Company's Class F Common Stock, and shall thereupon become and be assets and liabilities belonging to Class F Common Stock.

     (b) Each of the issued and outstanding shares (and fractions thereof) designated as shares of the Company's Class R Common Stock will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding shares of the Company Class F Common Stock having an aggregate net asset value equal to the aggregate net asset value of a share (or fraction thereof) of the Company's Class R Common Stock being reclassified and changed, such net asset values to be determined as of 4:00 p.m., Eastern time, on the date immediately preceding the effective date of these Articles of Amendment.

     (c) Each unissued share (or fraction thereof) designated as the Company's Class R Common Stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Company Class F Common Stock as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Company's Class F Common Stock being increased by 500,000,000 shares less the number of issued and outstanding shares of the Company Class F Common Stock resulting from paragraph (b) above.

     (d) Open accounts on the share records of the Company Class F Common Stock shall be established representing the appropriate number of shares of Class F Common Stock owned by each former holder of shares designated as Class R Common Stock as a result of the reclassification.

     Third: This amendment does not increase the authorized capital stock of the Company or the aggregate par value thereof. This amendment reclassifies and changes the 500,000,000 authorized shares designated as Class R Common Stock to 500,000,000 additional authorized shares of Class F Common Stock, with the result that the Company will have

875,000,000 authorized and classified shares of Class F Common Stock, but does not amend the description of any class of stock as set forth in the Charter.

     FOURTH: Outstanding certificates representing issued and outstanding shares designated as Class R Common Stock immediately prior to these Articles of Amendment becoming effective shall, upon these Articles becoming effective, be deemed to represent the appropriate number of issued and outstanding shares of Class F Common Stock, calculated as set forth in Article Second of these Articles. Certificates representing shares of Class F Common Stock resulting from the aforesaid change and reclassification need not be issued until certificates representing the shares designated as Class R Common Stock so changed and reclassified, if issued, have been received by the Company or its agent duly endorsed for transfer.

     FIFTH: This amendment has been duly authorized and advised by the Board of Directors of the Company and approved by the stockholders of the Company entitled to vote thereon.

     SIXTH: These Articles of Amendment shall be effective as of April __, 2004, at __ a.m.

     IN WITNESS WHEREOF, EXCELSIOR FUNDS, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and attested by its Secretary, on the ____day of April, 2004.


ATTEST:                              EXCELSIOR FUNDS, INC.

By:___________________               By:_________________________________
   Alison E. Baur                       James L. Bailey
   Secretary                            President

                                   CERTIFICATE

     THE UNDERSIGNED, President of Excelsior Funds, Inc. (the "Company"), who executed on behalf of said Company the foregoing Articles of Amendment of said Company, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles of Amendment to be the corporate act of said Company, and certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to authorization and approval are true in all material respects, under the penalties for perjury.

                                    _______________________________________
                                    James L. Bailey
                                    President

                            FORM OF PROXY CARD

Excelsior Funds, Inc.
One Freedom Valley Drive
Oaks, PA 19456

CONTROL NUMBER:

To vote by telephone:

1. Read the Proxy Statement and have the Proxy card below at hand.

2. Call (800) xxx-xxxx.

3. Enter the 12-digit Control Number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1. Read the Proxy Statement and have the Proxy card below at hand.

2. Go to the Internet at www.proxyvote.com.

3. Enter the 12-digit Control Number set forth on the Proxy card and follow the simple instructions.

To vote by Mail:

1. Read the Proxy Statement and execute the Proxy card below.

2. Return this proxy card using the enclosed postage-paid envelope.



                           EXCELSIOR PAN EUROPEAN FUND
      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EXCELSIOR FUNDS,
                              INC. (the "COMPANY")

     This proxy is solicited by the Board of Directors of the Company for use at a special shareholder meeting (the "Meeting") of the Company's Pan European Fund (the "Fund") to be held on April 7, 2004, at 8:30 a.m. (Eastern Time), at the offices of U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut 06905.

     The undersigned hereby appoints Frank D. Bruno, Ralph Pastore and Keith O'Connor, and each of them with full power of substitution, as proxies of the undersigned to vote at the meeting, and all adjournments and postponements thereof, all shares of designated Class R Common Stock representing interests in the Fund held of record by the undersigned on January

15, 2004, the record date for the Meeting, upon the following matters and upon any other matters that may come before the meeting, in their discretion.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1.

The proxies are authorized in their discretion to vote on any other business which may properly come before the meeting or any adjournment thereof.

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                     Date______________________________



                                      __________________________________
                                     |                                  |
                                     |                                  |
                                     |__________________________________|
                                      Signature(s) and Title(s), if
                                      applicable (Sign in the box)

________________________________________________________________________________
|Vote on Proposal                               |                              |
|                                               |                              |
|                                               |     For     Against   Abstain|
|                                               |       _         _         _  |
|(1)  To approve or disapprove a Plan of        |      |_|       |_|       |_| |
|     Reorganization and the transactions       |                              |
|     contemplated thereby, including the       |                              |
|     transfer of all of the assets and         |                              |
|     liabilities of the Company's Pan          |                              |
|     European Fund to the Company's            |                              |
|     International Fund, the amendment         |                              |
|     of the Company's Charter                  |                              |
|     reclassifying all shares designated       |                              |
|     as Class R Common Stock of the Pan        |                              |
|     European Fund as shares of Class F        |                              |
|     Common Stock of the International         |                              |
|     Fund, and accomplishment of the           |                              |
|     reclassification by the issuance of       |                              |
|     such shares of the International          |                              |
|     Fund to shareholders of the Pan           |                              |
|     European Fund.                            |                              |
|                                               |                              |
|(2)  To transact such other business as        |                              |
|     may properly come before the              |                              |
|     Meeting or any adjournment(s)             |                              |
|     thereof.                                  |                              |
|_______________________________________________|______________________________|

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 10, 2004

     This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated February 10, 2004 ("Prospectus"), for the Special Meeting of Shareholders of the Pan European Fund, an investment portfolio offered by Excelsior Funds, Inc. (the "Company") to be held on April 7, 2004. Copies of the Prospectus may be obtained at no charge by calling the Company at (800) 446-1012.

     This SAI, relating specifically to the proposed transfer of all of the assets of the Pan European Fund portfolio of the Company to the International Fund portfolio of the Company (together, "the Funds"), consists of this cover page, pro forma financial information and the following described documents, each of which is incorporated by reference herein:

     1. The Statement of Additional Information of the Company relating to the International Fund and the Pan European Fund dated July 29, 2003; and

     2. The Annual Report to Shareholders of the Company relating to the International Fund and the Pan European Fund for the year ended March 31, 2003, and the Semi-Annual Report to Shareholders of the Company relating to the International Fund and the Pan European Fund for the six months ended September, 30, 2003.

     Shown below are financial statements for the Funds and Pro Forma financial statements for the Combined International Fund as of September 30, 2003, as though the reorganization occurred as of such date. The first table presents Schedule of Investments (unaudited) for the Funds and Pro Forma figures for the Combined International Fund. The second table presents the Statements of Assets and Liabilities (unaudited) for the Funds and Pro Forma figures for the Combined International Fund. The third table presents Statements of Operations (unaudited) for the Funds and Pro Forma figures for the Combined International Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                TABLE OF CONTENTS

A.  General Information....................................................    3
B.  Introductory Note to Pro Forma Financial Information...................    3
C.  Pro Forma Financial Information........................................    4

     A. General Information

     The shareholders of the Pan European Fund are being asked to approve or disapprove a Plan of Reorganization dated as of November 14, 2003 ("Plan of Reorganization"), including a related amendment to the Company's Charter, and the transactions contemplated thereby. The Plan of Reorganization contemplates the transfer of all of the assets and liabilities of the Pan European Fund to the International Fund, the amendment to the Company's Charter reclassifying all of the shares designated as Class R Common Stock of the Pan European Fund as shares of Class F Common Stock of the International Fund, and a liquidating distribution of shares of the International Fund to shareholders of the Pan European Fund, such that each holder of shares in the Pan European Fund at the Effective Time of the Reorganization will receive the same aggregate dollar value of full and fractional shares in the International Fund.

     The Special Meeting of Shareholders of the Pan European Fund to consider the Plan of Reorganization and the related transactions, including the amendment to the Company's Charter, will be held at the offices of U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut at 8:30 a.m. (Eastern time) on April 7, 2004. For further information about the transaction, see the Combined Proxy Statement/Prospectus.

     B. Introductory Note to Pro Forma Financial Information

     The accompanying unaudited pro forma combined investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of September 30, 2003, and the unaudited pro forma combining statement of operations for the twelve months ended September 30, 2003, presents the results of operations of the International Fund as if the combination with the Pan European Fund had been consummated at September 30, 2003. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at September 30, 2003. These historical statements have been derived from the International Fund and the Pan European Fund's books and records utilized in calculating daily net asset value at September 30, 2003, and for the twelve month period then ended.

     The pro forma statements give effect to the proposed transfer of all of the assets of the Pan European Fund to the International Fund in exchange for the assumption by the International Fund of all of the liabilities of the Pan European Fund and for a number of the International Fund's shares equal in value to the value of the net assets of the Pan European Fund transferred to the International Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the International Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Plan of Reorganization.

     The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the International Fund and the Pan European Fund incorporated by reference in this SAI.

     C. Pro Forma Financial Information
               (Unaudited)


                  Pro Forma Schedule of Investments (Unaudited)
          Excelsior Pan European Fund and Excelsior International Fund

                               September 30, 2003

                                                                                           Proforma
                                                                                           Combined
                                   Pan European Fund        International Fund        International Fund

----------------------------------------------------------------------------------------------------------
                               Shares/Face    Value      Shares/Face    Value     Shares/Face     Value
Country/Security Description     Amount                    Amount                   Amount
----------------------------------------------------------------------------------------------------------
Common Stocks

Australia
Rio Tinto Ltd.                         -          $-        21,463    $477,510       21,463     $477,510
Woolworths Ltd.                        -           -        45,361     359,834       45,361      359,834
                                       -           -        66,824     837,344       66,824      837,344
Belgium
Dexia                             22,800     337,207        60,700     897,740       83,500    1,234,947
Electrabel                         1,640     451,110         7,230   1,988,732        8,870    2,439,842
                                  24,440     788,317        67,930   2,886,472       92,370    3,674,789
Brazil
Aracruz Celulose S.A. ADR              -           -        33,900     925,470       33,900      925,470

Canada
Barrick Gold Corp.                     -           -        95,300   1,794,499       95,300    1,794,499
Magna International, Class A           -           -         6,500     469,636        6,500      469,636
Suncor Energy, Inc.                    -           -        28,468     525,923       28,468      525,923
                                       -           -       130,268   2,790,058      130,268    2,790,058
Chile
Vina Concha y Toro S.A. ADR            -           -        14,580     667,764       14,580      667,764

China
Beijing Capital International
Airport Co., Ltd.                      -           -     1,540,667     452,622    1,540,667      452,622
CNOOC Ltd.                             -           -       336,000     572,742      336,000      572,742
Harbin Brewery Group Ltd.              -           -     1,525,700     531,960    1,525,700      531,960
Huaneng Power International,
Inc. ADR                               -           -        13,764     752,891       13,764      752,891
People's Food Holdings Ltd.            -           -       807,700     434,561      807,700      434,561
                                       -           -     4,223,831   2,744,776    4,223,831    2,744,776
Finland
Fortum Oyj                        20,400     176,513        94,600     818,537      115,000      995,050

                                       4

                                                                                           Proforma
                                                                                           Combined
                                   Pan European Fund        International Fund        International Fund

----------------------------------------------------------------------------------------------------------
                               Shares/Face    Value      Shares/Face    Value     Shares/Face     Value
Country/Security Description     Amount                    Amount                   Amount
----------------------------------------------------------------------------------------------------------
France
Aventis S.A.                      10,700     555,124        19,700   1,022,050       30,400    1,577,174
AXA                                8,328     140,335             -           -        8,328      140,335
BNP Paribas                       11,900     583,428        39,500   1,936,588       51,400    2,520,016
Carrefour S.A.                     8,956     450,563             -           -        8,956      450,563
L'OREAL S.A.                       3,700     252,713         7,650     522,501       11,350      775,214
Renault S.A.                       2,900     171,562        13,000     769,069       15,900      940,631
TotalFinaElf S.A.                  5,087     767,759        16,902   2,550,946       21,989    3,318,705
                                  51,571   2,921,484        96,752   6,801,154      148,323    9,722,638
Germany
Adidas-Salomon AG                  3,270     285,415        11,930   1,041,287       15,200    1,326,702
Bayerische Motoren Werke AG        3,600     136,043        14,400     544,171       18,000      680,214
Fielmann AG                       15,075     519,646        44,135   1,521,363       59,210    2,041,009
Muenchener Rueckversicherungs
AG                                 2,159     214,492         9,279     921,848       11,438    1,136,340
+SGL Carbon AG                    17,300     298,977        84,200   1,455,138      101,500    1,754,115
Siemens AG                         3,500     208,443             -           -        3,500      208,443
                                  44,904   1,663,016       163,944   5,483,807      208,848    7,146,823
Greece
Greek Organization of
Football Prognostics S.A.          4,660      56,873        20,290     247,629       24,950      304,502
Hellenic Telecommunications
Organization S.A.                 16,400     179,145        60,600     661,963       77,000      841,108
                                  21,060     236,018        80,890     909,592      101,950    1,145,610
Hong Kong
Cafe de Coral Holdings Ltd.            -           -       520,500     477,227      520,500      477,227
Convenience Retail Asia Ltd.           -           -     1,985,707     570,547    1,985,707      570,547
Esprit Holdings Ltd.                   -           -       411,500   1,251,430      411,500    1,251,430
Hong Kong & China Gas                  -           -       301,700     405,186      301,700      405,186
                                       -           -     3,219,407   2,704,390    3,219,407    2,704,390
India
**India Fund, Inc.                     -           -        48,000     730,080       48,000      730,080
@State Bank of India GDR 144A          -           -        13,950     351,261       13,950      351,261
                                       -           -        61,950   1,081,341       61,950    1,081,341
Indonesia
Freeport-McMoRan Copper &
Gold, Inc., Class B                    -           -        20,100     665,310       20,100      665,310
PT Telekomunikasi Indonesia            -           -     1,028,400     698,258    1,028,400      698,258
                                       -           -     1,048,500   1,363,568    1,048,500    1,363,568

Ireland
Anglo Irish Bank Corp. plc        73,600     794,540       391,563   4,227,071      465,163    5,021,611
Irish Continental Group plc       13,746     160,079             -           -       13,746      160,079

                                       5

                                                                                           Proforma
                                                                                           Combined
                                   Pan European Fund        International Fund        International Fund

----------------------------------------------------------------------------------------------------------
                               Shares/Face    Value      Shares/Face    Value     Shares/Face     Value
Country/Security Description     Amount                    Amount                   Amount
----------------------------------------------------------------------------------------------------------
Irish Life & Permanent plc        47,300     620,788             -           -       47,300      620,788
Waterford Wedgwood plc           496,055     161,750             -           -      496,055      161,750
                                 630,701   1,737,157       391,563   4,227,071    1,022,264    5,964,228

Italy
+Autogrill S.p.A.                 31,900     395,639       145,500   1,804,557      177,400    2,200,196
Cassa di Risparmio di Firenze
S.p.A.                           251,300     370,789       915,200   1,350,364    1,166,500    1,721,153
ENI S.p.A.                        48,090     734,762       143,300   2,189,466      191,390    2,924,228
Permasteelisa S.p.A.              16,000     258,437        49,850     805,193       65,850    1,063,630
San Paolo-IMI S.p.A.              50,350     501,916             -           -       50,350      501,916
                                 397,640   2,261,543     1,253,850   6,149,580    1,651,490    8,411,123

Japan
Aflac, Inc.                            -           -        15,600     503,880       15,600      503,880
Bank of Fukuoka Ltd.                   -           -        93,000     399,588       93,000      399,588
Can Do Co., Ltd.                       -           -           397     874,207          397      874,207
Canon, Inc.                            -           -        12,400     606,042       12,400      606,042
+Chiyoda Corp.                         -           -       204,763   1,165,728      204,763    1,165,728
Daikin Industries Ltd.                 -           -        47,300     946,296       47,300      946,296
Don Quijote Co., Ltd.                  -           -        14,500     738,531       14,500      738,531
Eneserve Corp.                         -           -         8,600     312,545        8,600      312,545
Faith, Inc.                            -           -           197   1,553,569          197    1,553,569
Honda Motor Co., Ltd. ADR              -           -        48,200     971,712       48,200      971,712
ITO EN Ltd.                            -           -        25,300   1,034,964       25,300    1,034,964
Keyence Corp.                          -           -         5,600   1,189,026        5,600    1,189,026
Kohnan Shoji Co., Ltd.                 -           -         1,800      29,631        1,800       29,631
Konica Corp.                           -           -        68,250     902,954       68,250      902,954
Millea Holdings, Inc.                  -           -            63     710,558           63      710,558
Mimasu Semiconductor Industry
Co., Ltd.                              -           -        88,700   1,213,209       88,700    1,213,209
Mitsubishi Tokyo Financial
Group, Inc.                            -           -            70     441,749           70      441,749
Nissan Motor Co., Ltd.                 -           -       141,100   1,521,958      141,100    1,521,958
Nomura Holdings, Inc.                  -           -        30,700     494,652       30,700      494,652
Pioneer Corp.                          -           -        60,900   1,507,304       60,900    1,507,304
Shin-Etsu Chemical Co., Ltd.           -           -        28,500   1,071,476       28,500    1,071,476
Sumitomo Trust & Banking Co.,
Ltd.                                   -           -        96,100     467,962       96,100      467,962
Toyo Tire & Rubber Co., Ltd.           -           -       306,259     679,875      306,259      679,875
+Tsudakoma Corp.                       -           -       215,400     647,849      215,400      647,849
                                       -           -     1,513,699  19,985,265    1,513,699   19,985,265

                                       6

                                                                                           Proforma
                                                                                           Combined
                                   Pan European Fund        International Fund        International Fund

----------------------------------------------------------------------------------------------------------
                               Shares/Face    Value      Shares/Face    Value     Shares/Face     Value
Country/Security Description     Amount                    Amount                   Amount
----------------------------------------------------------------------------------------------------------
Mexico
Telefonos de Mexico S.A. de
C.V., Class L, ADR                     -           -        26,900     821,795       26,900      821,795

Netherlands
+ASML Holding NV                  20,200     264,644        36,300     475,573       56,500      740,217
Fugro NV                           4,998     246,844             -           -        4,998      246,844
Koninklijke Wessanen NV           11,900     106,015             -           -       11,900      106,015
Wolters Kluwer NV                 14,400     206,600        35,600     510,762       50,000      717,362
                                  51,498     824,103        71,900     986,335      123,398    1,810,438

New Zealand
Telecom Corp. of New Zealand           -           -       165,095     505,980      165,095      505,980

Norway
Telenor ASA                       73,500     327,088       318,700   1,418,271      392,200    1,745,359

Russia
Lukoil Co. ADR                         -           -        16,470   1,355,152       16,470    1,355,152
MMC Norilsk Nickel ADR            11,800     581,150        31,900   1,571,075       43,700    2,152,225
                                  11,800     581,150        48,370   2,926,227       60,170    3,507,377

Singapore
Sembcorp Logistics Ltd.                -           -       394,100     383,031      394,100      383,031

South Africa
Sappi Ltd. ADR                         -           -        62,900     849,150       62,900      849,150

South Korea
Kortek Corp.                           -           -        98,298     529,885       98,298      529,885
POSCO ADR                              -           -        20,600     589,160       20,600      589,160
Samsung Electronics                    -           -         5,040   1,717,759        5,040    1,717,759
Samsung Fire & Marine
Insurance Co., Ltd.                    -           -         5,500     307,960        5,500      307,960
                                       -           -       129,438   3,144,764      129,438    3,144,764

Spain
Fomento de Construcciones Y
Contratas S.A.                    11,550     356,574        25,200     777,980       36,750    1,134,554
Telefonica S.A.                   42,938     507,035        89,384   1,055,494      132,322    1,562,529
                                  54,488     863,609       114,584   1,833,474      169,072    2,697,083
Switzerland
+Banque Cantonale Vaudoise         6,800     499,470         7,400     543,541       14,200    1,043,011

                                       7

                                                                                           Proforma
                                                                                           Combined
                                   Pan European Fund        International Fund        International Fund

----------------------------------------------------------------------------------------------------------
                               Shares/Face    Value      Shares/Face    Value     Shares/Face     Value
Country/Security Description     Amount                    Amount                   Amount
----------------------------------------------------------------------------------------------------------
Lindt & Spruengli AG
(Registered)                           -           -           142   1,080,645          142    1,080,645
+Logitech International
(Registered)                      12,500     389,028        18,500     575,761       31,000      964,789
Nestle S.A. (Registered)           1,572     362,467             -           -        1,572      362,467
Novartis AG (Registered)               -           -        36,680   1,419,315       36,680    1,419,315
Roche Holding AG                   6,110     506,622        28,300   2,346,547       34,410    2,853,169
UBS AG (Registered)                6,500     364,720        28,900   1,621,604       35,400    1,986,324
                                  33,482   2,122,307       119,922   7,587,413      153,404    9,709,720
Taiwan
Fubon Financial Holding Co.,
Ltd.                                   -           -       341,690     333,998      341,690      333,998
+**iShares MSCI Taiwan Index
Fund                                   -           -        90,000     989,100       90,000      989,100
                                       -           -       431,690   1,323,098      431,690    1,323,098
Thailand
Dhipaya Insurance plc                  -           -     2,181,000   1,043,253    2,181,000    1,043,253
Siam Cement Public Co., Ltd.           -           -       163,900     829,146      163,900      829,146
+Siam Commercial Bank Public
Co., Ltd. (Foreign)                    -           -       638,700     619,825      638,700      619,825
Thai Union Frozen Products
Public Co., Ltd. (Foreign)             -           -       963,600     675,703      963,600      675,703
                                       -           -     3,947,200   3,167,927    3,947,200    3,167,927

United Kingdom
Amersham plc                      26,100     224,618             -           -       26,100      224,618
BAE Systems plc                   85,609     238,948       378,607   1,056,750      464,216    1,295,698
BG Group plc                           -           -       221,100     929,359      221,100      929,359
BP plc ADR                        11,300     475,730             -           -       11,300      475,730
Carpetright plc                   20,800     271,273       132,800   1,731,976      153,600    2,003,249
+easyJet plc                      95,400     348,298       448,100   1,635,980      543,500    1,984,278
GlaxoSmithKline plc               34,230     710,303        54,927   1,139,784       89,157    1,850,087
Reckitt Benckiser plc             39,200     788,035        54,445   1,094,505       93,645    1,882,540
Rio Tinto plc                     34,700     739,657             -           -       34,700      739,657
Royal Bank of Scotland Group
plc                               26,687     678,368        69,014   1,754,296       95,701    2,432,664
Serco Group plc                   84,582     238,892       397,610   1,123,002      482,192    1,361,894
Vodafone Group plc               244,392     487,240       867,806   1,730,127    1,112,198    2,217,367
                                 703,000   5,201,362     2,624,409  12,195,779    3,327,409   17,397,141

Total Common Stocks            2,118,484  19,703,667    20,917,696  97,519,433   23,036,180   117,223,100

Preferred Stocks

Germany
Porsche AG                           430     180,983         1,233     518,959        1,663      699,942
Prosieben SAT.1 Media AG          28,600     327,066       127,000   1,452,357      155,600    1,779,423

                                       8

                                                                                           Proforma
                                                                                           Combined
                                   Pan European Fund        International Fund        International Fund

----------------------------------------------------------------------------------------------------------
                               Shares/Face    Value      Shares/Face    Value     Shares/Face     Value
Country/Security Description     Amount                    Amount                   Amount
----------------------------------------------------------------------------------------------------------
Rhoen Klinikum AG-Vorzugsakt       4,100     179,050        19,200     838,476       23,300    1,017,526
                                  33,130     687,099       147,433   2,809,792      180,563    3,496,891

South Korea
Hyundai Motor Co., Ltd.                -           -        42,035     595,723       42,035      595,723

Total Preferred Stocks            33,130     687,099       189,468   3,405,515      222,598    4,092,614

Rights

Brazil
+++Companhia Vale do Rio Doce          -           -        25,200           -       25,200            -

France
AXA, Expiration 10/03/03           8,328         388             -           -        8,328          388


Total Rights                       8,328         388        25,200           -       33,528          388

Repurchase Agreement
#JP Morgan Chase Securities,
Inc., 0.65%, due 10/1/03        $568,000     568,000    $2,703,000   2,703,000   $3,271,000    3,271,000

Total Investments              2,727,942  $20,959,154   23,835,364  $103,627,948 26,563,306   $124,587,102


-----------------------------------------
** Registered Investment Company
+  Non-income producing security.
++ Security fair valued using methods determined in good faith by the Valuation under Committee of the Board of Directors.
@ Security exempt from registration Rule 144A of the Securities Act of 1933.
  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on marketprices at the date of this portfolio of investments.
ADR American Depositary Receipt
GDR Global Depositary Receipt
plc public limited company

          Excelsior Pan European Fund and Excelsior International Fund

            Pro Forma Statement of Assets and Liabilities (Unaudited)

                               September 30, 2003



                                                                                             Proforma
                                                    Pan                                      Combined
                                                 European    International    Proforma     International
                                                   Fund          Fund        Adjustments       Fund
ASSETS
Investments, at cost                           $20,712,370    $92,564,580             $-   $113,276,950
                                              ==========================================================

Investments, at value                          $20,391,154   $100,924,948             $-   $121,316,102
Repurchase Agreements, at value                    568,000      2,703,000              -      3,271,000
Cash                                                   251            738              -            989
Dividends receivable                                13,484        150,242              -        163,726
Interest receivable                                     10             49              -             59
Receivable for investments sold                    110,918              -              -        110,918
Receivable for fund shares sold                     16,532         94,295              -        110,827
Withholding tax receivable                          44,113        182,444              -        226,557
Unrealized appreciation on forward
 foreign currency exchange contracts                   264              -              -            264
                                              ----------------------------------------------------------
   Total Assets                                 21,144,726    104,055,716              -    125,200,442
                                              ----------------------------------------------------------

LIABILITIES
Payable for investments purchased                  107,315        117,413              -        224,728
Payable for fund shares redeeemed                  155,592         85,385              -        240,977
Foreign taxes payable                                    -        250,740              -        250,740
Investment advisory fees payable                    12,909         76,426              -         89,335
Administration fees payable                          2,788         13,602              -         16,390
Shareholder servicing fees payable                   2,481         12,545              -         15,026
Directors' fees payable                                  2             36              -             38
Accrued expenses and other payables                 37,577        118,782              -        156,359
                                              ----------------------------------------------------------
   Total Liabilities                               318,664        674,929                       993,593
                                              ----------------------------------------------------------

NET ASSETS                                     $20,826,062   $103,380,787             $-   $124,206,849
                                              ==========================================================

NET ASSETS consist of:
Undistributed net investment income               $281,883     $1,032,536             $-     $1,314,419
Accumulated net realized loss on
  investments and foreign currency
  translations                                 (35,750,341)  (124,003,985)             -   (159,754,326)
Unrealized appreciation of investments
  and foreign currency translations                250,808     10,836,965              -     11,087,773
Par value                                            2,954         11,349              -         14,303
Paid-in capital in excess of par value          56,040,758    215,503,922              -    271,544,680
                                              ----------------------------------------------------------
   Net Assets                                  $20,826,062   $103,380,787             $-    124,206,849
                                              ==========================================================

                                       10




                                                                                             Proforma
                                                    Pan                                      Combined
                                                 European    International    Proforma     International
                                                   Fund          Fund        Adjustments       Fund
ASSETS
Shares of Common Stock Outstanding               2,953,728     11,348,647   (667,543)(a)    13,634,832

NET ASSET VALUE PER SHARE                            $7.05          $9.11                        $9.11


(a) Assuming a merger date of September 30, 2003, shareholders of the Pan European Fund will receive 0.7739 shares of the International Fund in exchange for 1 share of the Pan European Fund.

             Pro Forma Combined Statement of Operations (Unaudited)
                         For the Year September 30, 2003


                                                                                                              Pro Forma
                                                    Pan                                                       Combined
                                                 European    International                    Pro Forma     International
                                                   Fund          Fund          Combined      Adjustments        Fund
Investment Income:
Dividend income                                   $664,370     $2,667,171     $3,331,541             $-      $3,331,541
Interest income                                      7,863         23,663         31,526              -          31,526
Less:  Foreign taxes withheld                      (25,805)      (262,021)      (287,826)             -        (287,826)
--------------------------------------------------------------------------------------------------------------------------
       Total Income                                646,428      2,428,813      3,075,241              -       3,075,241
--------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees                           276,664      1,048,567      1,325,231              -       1,325,231
Administration fees                                 55,333        209,715        265,048              -         265,048
Custodian fees                                      19,153        107,500        126,653         (3,000)(b)     123,653
Shareholder servicing fees                          23,588        128,573        152,161              -         152,161
Transfer agent fees                                 28,123         48,320         76,443         (4,500)(c)      71,943
Registration and filing fees                        12,039         16,736         28,775         (9,000)(d)      19,775
Shareholder reports                                  2,620         18,137         20,757              -          20,757
Legal and audit fees                                 5,962         27,380         33,342              -          33,342
Directors' fees and expenses                         1,086          3,880          4,966              -           4,966
Miscellaneous expenses                               2,641          9,761         12,402              -          12,402
--------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                427,209      1,618,569      2,045,778        (16,500)      2,029,278
--------------------------------------------------------------------------------------------------------------------------
Fees waived and reimbursed by:
  Investment adviser                               (27,214)      (110,200)      (137,414)         9,763(a)     (127,651)
  Administrators                                   (11,067)       (41,943)       (53,010)             -         (53,010)
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                       388,928      1,466,426      1,855,354         (6,737)      1,848,617
--------------------------------------------------------------------------------------------------------------------------
Net investment income                              257,500        962,387      1,219,887          6,737       1,226,624
--------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Loss on
Investments and Foreign Currency
Transactions:
Net realized gain (loss):
  Security transactions                        (11,268,493)   (27,184,470)   (38,452,963)             -     (38,452,963)
  Foreign currency transactions                     33,662        438,941        472,603              -         472,603
--------------------------------------------------------------------------------------------------------------------------
Total net realized loss                        (11,234,831)   (26,745,529)   (37,980,360)             -     (37,980,360)
--------------------------------------------------------------------------------------------------------------------------
Change in unrealized
appreciation / depreciation of
investments and foreign
currency translations during
the year                                        17,122,809     45,089,416     62,212,225              -      62,212,225
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments and foreign
currency transactions                            5,887,978     18,343,887     24,231,865              -      24,231,865
--------------------------------------------------------------------------------------------------------------------------

                                       12




Net increase in net assets
  resulting from operations                     $6,145,478    $19,306,274    $25,451,752         $6,737     $25,458,489
==========================================================================================================================


Notes to Pro Forma Combining Financial Statements
(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of September 30, 2003 and the unaudited Pro Forma Combining Statement of Operations for the 12 months ended September 30, 2003 are intended to present the financial condition and related results of operations if Excelsior Pan European Fund merged with Excelsior International Fund.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Adjustment to eliminate Adviser fee waiver from the Pan European Fund. The combined fund will be running under the expense cap.
(b) Adjustment to eliminate duplicate custodian transaction charges
(c) Adjustment of transfer agent fees to reflect the elimination of duplicate base transfer agent fee
(d) Adjustment to eliminate duplicate blue sky registration fees

                                     PART C


                                OTHER INFORMATION


Item 15 Indemnification

     Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (1)(a) hereto, and Article VI,
Section 2 of Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (2)(a) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of Registrant's principal underwriter, custodian, transfer agent and co-administrators is provided for, respectively, in Section 1.11 of the Amended and Restated Distribution Contract incorporated herein by reference to Exhibit (7)(a) hereto, Section 12 of the Amended and Restated Custody Agreement incorporated herein by reference to Exhibit (9) hereto, Section 8 of the Transfer Agency and Service Agreement filed herewith as Exhibit (13)(b) hereto, and Section 6 of the Fund Accounting and Administration Agreement incorporated herein by reference to Exhibit (13)(a) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16 Exhibits

(1)    (a)   Articles of Incorporation of Registrant dated August 1, 1984 (3).

(1)    (b)   Articles Supplementary of Registrant dated October 29, 1985 (3).

(1)    (c)   Articles Supplementary of Registrant dated September 30, 1986 (3).

(1)    (d)   Articles Supplementary of Registrant dated April 10, 1987 (3).

(1)    (e)   Articles Supplementary of Registrant dated April 27, 1990 (3).

(1)    (f)   Articles Supplementary of Registrant dated October 26, 1990 (3).

(1)    (g)   Articles Supplementary of Registrant dated January 29, 1991 (3).

(1)    (h)   Articles Supplementary of Registrant dated December 23, 1992 (3).

(1)    (i)   Articles Supplementary of Registrant dated August 29, 1995 (1).

(1)    (j)   Articles Supplementary of Registrant dated December 27, 1995 (1).

(1)    (k)   Articles Supplementary of Registrant dated September 11, 1997 (2).

(1)    (l)   Articles Supplementary of Registrant dated December 22, 1997 (3).

(1)    (m)   Articles Supplementary of Registrant dated November 13, 1998 (4).

(1)    (n)   Articles of Amendment of Registrant dated July 1, 1999 (6).

(1)    (o)   Articles Supplementary of Registrant dated January 3, 2000 (6).

(1)    (p)   Articles Supplementary of Registrant dated February 29, 2000 (8).

(1)    (q)   Articles Supplementary of Registrant dated July 17, 2000 (9).

(1)    (r)   Articles Supplementary of Registrant dated December 28, 2000 (11).

(2)    (a)   Amended and Restated By-laws of the Registrant dated February 2,
       1995 (2).

(2)    (b)   Amendment No. 1 to Amended and Restated By-Laws of Registrant dated
       May 16, 1997 (2).

(2)    (c)   Amendment No. 2 to Amended and Restated By-Laws of Registrant dated
       July 28, 2000 (11).

(3)    Not Applicable.

(4) Agreement and Plan of Reorganization and Liquidation is filed herewith as Exhibit A of this Form N-14.

(5) (a) Articles VI, VII, VIII and X of Registrant's Articles of Incorporation dated August 1, 1984 (3).

(5) (b) Articles I, II, IV and VI of Registrant's Amended and Restated By-Laws dated February 2, 1995 (2).

(6) (a) Investment Advisory Agreement among Registrant, U.S. Trust Company and United States Trust Company of New York dated May 31, 2000 with respect to the Latin America, Pacific/Asia, Pan European, Emerging Markets and International Fund portfolios (9).

(6) (b) Investment Advisory Agreement among Registrant, U.S. Trust Company and United States Trust Company of New York dated May 31, 2000 with respect to the Money, Government Money, Blended Equity, Small Cap, Energy and Natural Resources, Value and Restructuring, Treasury Money, Managed Income, Short-Term

       Government Securities, Intermediate-Term Managed Income, Real Estate and Large Cap Growth Fund portfolios (9).

(7) Amended and Restated Distribution Contract dated July 31, 1998 between the Registrant and Edgewood Services, Inc. (4).

(8)    Not Applicable.

(9) Amended and Restated Custody Agreement dated June 27, 2001 between the Registrant and Chase Manhattan Bank (12).

(10)    Not Applicable.

(11) Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP regarding the validity of the shares to be issued by the Registrant is filed herewith.

(12) Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP regarding certain tax matters is filed herewith.

(13) (a) Amended and Restated Accounting and Administration Agreement dated June 4, 2001 among the Registrant, SEI Investments Mutual Fund Services, Federated Services Company and U.S. Trust Company (11).

(13) (b) Transfer Agency and Service Agreement dated September 24, 2001 between the Registrant and State Street Bank and Trust Company (12).

(13) (c) Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement (13).

(13) (h) Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, The Chase Manhattan Bank and the other lenders thereunder (6).

(13) (i) First Amendment dated February 28, 2001 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, The Chase Manhattan Bank and the other lenders thereunder (6).

(13) (j) Second Amendment dated July 10, 2001 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, The Chase Manhattan Bank and the other lenders thereunder (11).

(13) (k) Third Amendment dated February 27, 2002 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase and the other lenders thereunder (12).

(13) (l) Form of Waiver and Reimbursement Agreement among Registrant, United States Trust Company of New York and U.S. Trust Company, N.A.
        (12).

(13)    (m) Revised Form of Shareholder Servicing Agreement (11).

(14)    The Consent of Ernst & Young LLP is filed herewith.

(15)    Not Applicable.

(16)    None.

(17)    (a) Form of Proxy and Ballot filed herewith.

(17)    (b)   Code of Ethics for the Registrant, Adviser (12).

(17) (d) Prospectus and Statement of Additional Information for the International Fund and the Pan European Fund portfolios of the Registrant (14).

(17) (e) The Annual Report to Shareholders for the fiscal ended March 31, 2003, for the International Fund and the Pan European Fund portfolios of the Registrant (15).

(17) (g) The Semi-Annual Report to Shareholders for the six months ended September 30, 2003, for the International Fund and the Pan European Fund portfolios of the Registrant (16).

Notes

(1) Incorporated herein by reference to Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed July 31, 1996.

(2) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A filed October 8, 1997.

(3) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed March 13, 1998.

(4) Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed April 5, 1999.

(5) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A filed July 29, 1999.

(6) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed January 4, 2000.

(7) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A filed February 8, 2000.

(8) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A filed May 26, 2000.

(9) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed on July 28, 2000.

(10) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A filed on December 27, 2000.

(11) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A filed on July 30, 2001.

(12) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed on July 31, 2002.

(13) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A filed on August 1, 2002.

(14) Incorporated herein by reference to Resistant's Post-Effective Amendment 47 to its Registration Statement on Form N-1A filed on July 29, 2003.

(15) Incorporated by reference to Registrant's Annual Report for the fiscal ended March 31, 2003, for the International Fund and the Pan European Fund portfolios of the Registrant filed on Form N-30D on June 2, 2003.

(16) Incorporated by reference to Registrant's Semi-Annual Report for the six-month period ended September 30, 2003, for International Fund and the Pan European Fund portfolios of the Registrant filed on Form N-CSR on December 8, 2003.

Item 17    Undertakings

(1) The undersigned agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 29th day of December, 2003.

                                       EXCELSIOR FUNDS, INC.



                                       By: /s/ Frederick S. Wonham
                                           -----------------------
                                           Frederick S. Wonham
                                           Chairman of the Board and Director



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on the 29th day of December, 2003.



           Signatures                              Title                           Date
           ----------                              -----                           ----

/s/ Frederick S. Wonham                   Chairman of the Board              December 29, 2003
-----------------------                   and Director
Frederick S. Wonham

*                                         Director
----------------------
Morrill Melton Hall, Jr.

*                                         Director
----------------------
Rodman L. Drake

*                                         Director
----------------------
Jonathan Piel

*                                         Director
----------------------
Roger M. Lynch

/s/ James L. Bailey                       President                          December 29, 2003
-------------------
James L. Bailey

/s/ Keith O'Connor                        Chief Financial Officer and        December 29, 2003
------------------                        Treasurer
Keith O'Connor

/s/ Frederick S. Wonham                                                      December 29, 2003
-------------------------
*By:  Frederick S. Wonham
      Attorney-in-Fact
